Exhibit 99.1

FOR IMMEDIATE RELEASE
Editorial Contact Suresh Panikar Adaptec, Inc. (408) 957-2393	Investor Contact Nicole Noutsios NMN Advisors (510) 451-2952

Adaptec Reports Fourth Quarter and Fiscal 2008 Results

Company Continues to Improve Margins and Generate Cash

MILPITAS, CA, May 8, 2008 -- Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported its financial results for the fourth quarter and fiscal year ended March 31, 2008.

"I am pleased with Adaptec's execution on a number of fronts this quarter," said S. "Sundi" Sundaresh, president and CEO of Adaptec. "From a technology innovation perspective, we have made considerable strides in our DPS Business with the very successful global launch of our Series 5 Unified Serial RAID controller family. From an operational perspective, we continue to align expenses with our revenue while improving margins and generating cash."

Net revenues for the Company's fourth quarter of fiscal 2008 were $39.9 million, compared with $51.9 million for the fourth quarter of fiscal 2007. Gross margins were 42.5% for the fourth quarter of fiscal 2008, compared with 33.8% for the fourth quarter of fiscal 2007.

The Company's loss from continuing operations, net of taxes, computed on a generally accepted accounting principles (GAAP) basis, for the fourth quarter of fiscal 2008 was $(0.1) million, or $(0.00) per share, compared with a loss from continuing operations, net of taxes, of $(4.2) million, or $(0.04) per share, for the fourth quarter of fiscal 2007. GAAP net income for the fourth quarter of fiscal 2008 was $0.5 million, or $0.00 per share, compared with a net loss of $(3.3) million, or $(0.03) per share, for the fourth quarter of fiscal 2007.

Non-GAAP income from continuing operations, net of taxes, for the fourth quarter of fiscal 2008 was $5.7 million, or $0.04 per diluted share, compared with a non-GAAP loss from continuing operations, net of taxes, of $(2.7) million, or $(0.02) per share, for the fourth quarter of fiscal 2007.

Net revenues for the Company's fiscal year ended March 31, 2008 were $167.4 million, compared with $255.2 million for the fiscal year ended March 31, 2007.

The Company's loss from continuing operations, net of taxes, computed on a GAAP basis, for the fiscal year ended March 31, 2008 was $(10.1) million, or $(0.09) per share, compared with income from continuing operations of $24.8 million, or $0.20 per diluted share, for the fiscal year ended March 31, 2007.

GAAP net loss for the fiscal year ended March 31, 2008 was $(9.6) million, or $(0.08) per share, compared with net income of $30.8 million, or $0.25 per diluted share for the fiscal year ended March 31, 2007, which included $61.3 million of discrete tax benefits primarily related to settlements with the IRS.

Non-GAAP income from continuing operations, net of taxes, for the fiscal year ended March 31, 2008 was $2.1 million, or $0.02 per diluted share, compared with non-GAAP loss from continuing operations of $(5.9) million, or $(0.05) per share, for the fiscal year ended March 31, 2007.

The non-GAAP results for all the periods presented, including, but not limited to, the fourth quarter of fiscal 2008 and the fiscal year ended March 31, 2008, as defined below in the section "Use of Non-GAAP Financial Measures," differ from results measured under GAAP as they exclude stock-based compensation expense, expense associated with a management incentive program, amortization of acquisition-related intangible assets, restructuring costs, other charges or gains, and tax differences due to GAAP versus non-GAAP measurements. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables at the end of this press release.

Conference Call

The Adaptec fourth quarter fiscal 2008 earnings conference call is scheduled for 1:45 p.m. Pacific Time on May 8, 2008. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay of the teleconference will be available through May 22, 2008 by calling (888) 203-1112 in the U.S. or (719) 457-0820 internationally and referencing reservation number 7966641.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides trusted storage solutions that reliably move, manage, and protect critical data and digital content. Adaptec's software and hardware-based solutions are delivered through leading original equipment manufacturers (OEMs) and channel partners to provide storage connectivity, data protection, and networked storage to enterprises, government organizations, medium and small businesses worldwide. More information is available at www.adaptec.com

Safe Harbor Statement

This news release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are statements regarding future events or the future performance of Adaptec, and may be identified by words such as "expects," "anticipates," "will," "intends," "plans," "projects," "believes" and other words or phrases expressing the possibility or potential for events to occur in the future. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: if we do not meet our restructuring objectives, we may have to continue to implement additional plans in order to reduce our operating costs; achieving necessary support from the contract manufacturers to which we have outsourced manufacturing, assembly and packaging of our products; retaining key management; Adaptec's ability to launch new software products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets' failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled "Risk Factors" included in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2007 on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward-looking information that is included in this release.

Adaptec is a registered trademark in the United States and other countries. Other product and company names are trademarks or registered trademarks of their respective owners.

###

Adaptec, Inc.
GAAP Condensed Consolidated Statements of Operations
(unaudited)

                                                         Three-Month Period Ended                Twelve-Month Period Ended
                                       ----------------------------------------------------  ----------------------------------
                                               March 31,       December 31,        March 31,         March 31,         March 31,
                                                 2008              2007              2007              2008              2007
                                       ----------------  ----------------  ----------------  ----------------  ----------------
                                                                   (in thousands, except per share amounts)

Net revenues                          $         39,877  $         41,162  $         51,934  $        167,400  $        255,208
Cost of revenues                                22,948            24,993            34,356           104,927           173,974
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Gross profit                                    16,929            16,169            17,578            62,473            81,234
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Operating expenses:
   Research and development                      8,332             8,824            12,788            39,804            56,573
   Selling, marketing
      and administrative                        13,950            14,115            14,892            57,351            61,325
   Amortization of acquisition-
      related intangible assets                    720               720             1,470             2,893             5,996
   Restructuring charges                           613               706                --             6,273             3,711
   Other charges (gains)                         2,428                --               758            (3,371)           14,700
                                       ----------------  ----------------  ----------------  ----------------  ----------------
      Total operating expenses                  26,043            24,365            29,908           102,950           142,305
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Loss from continuing operations                 (9,114)           (8,196)          (12,330)          (40,477)          (61,071)
Interest and other income                        7,979             8,838             7,290            31,335            25,618
Interest expense                                  (872)             (805)             (856)           (3,646)           (3,405)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Loss from continuing operations
   before income taxes                          (2,007)             (163)           (5,896)          (12,788)          (38,858)
Benefit from income taxes                       (1,928)           (1,271)           (1,732)           (2,694)          (63,704)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Income (loss) from
   continuing operations,
      net of taxes                                 (79)            1,108            (4,164)          (10,094)           24,846
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Discontinued operations:
   Loss from discontinued
      operations, net of taxes                      --                --              (678)               --              (546)
   Income from disposal of
      discontinued operations,
      net of taxes                                 623                --             1,512               479             6,543
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Income from discontinued
   operations, net of taxes                        623                --               834               479             5,997
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Net income (loss)                     $            544  $          1,108  $         (3,330) $         (9,615) $         30,843
                                       ================  ================  ================  ================  ================

Income (loss) per common share:
    Basic
        Continuing operations         $          (0.00) $           0.01  $          (0.04) $          (0.09) $           0.21
        Discontinued operations       $           0.01  $             --  $           0.01  $           0.00  $           0.05
        Net income (loss)             $           0.00  $           0.01  $          (0.03) $          (0.08) $           0.26
    Diluted
        Continuing operations         $          (0.00) $           0.01  $          (0.04) $          (0.09) $           0.20
        Discontinued operations       $           0.01  $             --  $           0.01  $           0.00  $           0.04
        Net income (loss)             $           0.00  $           0.01  $          (0.03) $          (0.08) $           0.25

Shares used in computing
   income (loss) per share:
    Basic                                      119,163           118,987           117,516           118,613           116,602
    Diluted                                    119,163           119,622           117,516           118,613           136,690

To supplement its condensed consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. The Company also believes, based on feedback provided to the Company during its earnings calls, Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides enhance the ability of the investment community to review the Company's results and projections.

The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP financial measures presented by the Company may be different than the non-GAAP financial measures presented by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

The Company excludes the following expenses, gains and losses from its non-GAAP financial measures, when applicable:

Stock-based compensation expense: Stock-based compensation expense consists of expenses recorded under SFAS 123(R), "Share-Based Payment," in connection with stock awards such as stock options, restricted stock awards and restricted stock units granted under the Company's equity incentive plans and shares issued pursuant to the Company's employee stock purchase plan. The Company excludes stock-based compensation expense from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company's ongoing business; the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period-over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Management incentive program: The Company excludes expenses associated with the management incentive program, which were limited cash payments made to selected members of management of an acquired company, as these payments were instituted as a component of the acquisition process and do not reflect the Company's ongoing business.

Amortization of acquisition-related intangible assets: Amortization of acquisition-related intangible assets primarily relate to core and existing technologies, patents, a trade name and customer relationships that were acquired from prior acquisitions. The Company excludes the amortization of acquisition-related intangible assets because it does not reflect the Company's ongoing business and it does not have a direct correlation to the operation of the Company's business. In addition, in accordance with GAAP, the Company generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, the Company believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangible assets in order to enhance the period-over-period comparison of its operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Restructuring charges and other charges (gains): Restructuring charges primarily relate to activities engaged in by the Company's management to simplify its infrastructure. Other charges (gains) primarily relate to the impairment of acquisition-related intangible assets from prior acquisitions and gain on sale of long-lived assets. Restructuring charges and other charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities and the occurrence of such costs is infrequent. Although the Company has engaged in various restructuring activities over the past several years, each has been a discrete, extraordinary event based on a unique set of business objectives. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures, as it enhances the ability of investors to compare the Company's period-over-period operating results.

Income taxes: Incremental income taxes associated with certain non-GAAP items.

Adaptec, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited)

                                                         Three-Month Period Ended                Twelve-Month Period Ended
                                       ----------------------------------------------------  ----------------------------------
                                               March 31,       December 31,        March 31,         March 31,         March 31,
                                                 2008              2007              2007              2008              2007
                                       ----------------  ----------------  ----------------  ----------------  ----------------
                                                                            (in thousands)
GAAP income (loss) from continuing
   operations, net of taxes           $            (79) $          1,108  $         (4,164) $        (10,094) $         24,846
   Stock-based compensation expense              2,034             1,982             1,667             6,628             8,473
   Management incentive program                     --                --                --                --               799
   Amortization of acquisition-
      related intangible assets                    720               720             1,470             2,893             5,996
   Restructuring charges                           613               706                --             6,273             3,711
   Other charges (gains)                         2,428                --               758            (3,371)           14,700
   Income taxes                                     23                52            (2,408)             (274)          (64,422)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Non-GAAP income (loss) from continuing
      operations, net of taxes        $          5,739  $          4,568  $         (2,677) $          2,055  $         (5,897)
                                       ================  ================  ================  ================  ================

Shares used in computing
   income (loss) per share:
    Basic - GAAP and Non-GAAP                  119,163           118,987           117,516           118,613           116,602

    Diluted - GAAP                             119,163           119,622           117,516           118,613           136,690
        Employee options                           724                --                --               696              (864)
        3/4% convertible notes                  19,224                --                --                --           (19,224)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
    Diluted - Non-GAAP                         139,111           119,622           117,516           119,309           116,602
                                       ================  ================  ================  ================  ================

Adaptec, Inc.
Summary Balance Sheet and Cash Flow Data
 (unaudited)

                                                                                           As of
                                                                 --------------------------------------------------------------
Balance Sheet Data                                                   March 31, 2008    December 31, 2007         March 31, 2007
---------------------------------------------------------------  ------------------  ------------------      ------------------
                                                                                       (in thousands)
Cash, cash equivalents and marketable securities                $          626,206  $          597,756      $          572,423
Accounts receivable, net                                                    23,204              29,250                  34,127
Inventories                                                                  9,926              14,363                  28,717
Other intangible assets, net                                                    --               3,148                   7,011
Other assets                                                                37,986              51,024                  73,124
                                                                 ------------------  ------------------      ------------------
     Total assets                                               $          697,322  $          695,541      $          715,402
                                                                 ==================  ==================      ==================

Current liabilites                                              $           32,669  $           44,259      $           65,235
Current portion of convertible notes                                       225,321             225,241                      --
Convertible notes, less current portion and other
     long-term obligations                                                  15,236               5,894                 228,009
Stockholders' equity                                                       424,096             420,147                 422,158
                                                                 ------------------  ------------------      ------------------
     Total liabilities and stockholders' equity                 $          697,322  $          695,541      $          715,402
                                                                 ==================  ==================      ==================

                                                                                     Three-Month Period Ended
                                                                 --------------------------------------------------------------
Cash Flow Data                                                       March 31, 2008    December 31, 2007         March 31, 2007
---------------------------------------------------------------  ------------------  ------------------      ------------------
                                                                                       (in thousands)
Net income (loss)                                               $              544  $            1,108      $           (3,330)
Less: Income (loss) from discontinued operations, net of taxes                 623                  --                     834
                                                                 ------------------  ------------------      ------------------
Income (loss) from continuing operations, net of taxes                         (79)              1,108                  (4,164)
Adjustments to reconcile income (loss) from continuing
     operations, net of taxes, to net cash provided by
     (used in) operating activites:
     Non-cash P&L items:
       Non-cash charges associated with other charges                           --                  --                     922
       Non-cash effect of tax settlement                                        --                  --                  (1,389)
       Stock-based compensation                                              2,034               1,982                   1,667
       Depreciation and amortization                                         1,824               1,533                   4,070
       Inventory-related charges                                             1,149                 910                   2,378
       Impairment of long-lived assets                                       2,545                  --                      --
       Other items                                                             368                  --                     118
     Changes in assets and liabilities                                      15,172              (7,105)                  1,757
                                                                 ------------------  ------------------      ------------------
Net cash provided by (used in) operating activities
     of continuing operations                                               23,013              (1,572)                  5,359
Net cash provided by operating activities
     of discontinued operations                                              2,500                  --                   2,778
                                                                 ------------------  ------------------      ------------------
Net cash provided by (used in) operating activities             $           25,513  $           (1,572)     $            8,137
                                                                 ==================  ==================      ==================

Other significant cash flow activities:
     Proceeds from issuance of common stock                                     36                 572                   1,862
     Repurchase of 3% convertible notes                                         --                  --                 (10,637)